LM INSTITUTIONAL FUND ADVISORS II, INC.
                        LM Value Institutional Portfolio
                      Brandywine Small Cap Value Portfolio



                               Semi-Annual Report
                               September 30, 1999

PRESIDENT'S LETTER

LM Institutional Fund Advisors II, Inc.


October 15, 1999

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for LM Institutional Fund Advisors II covering the six months ended September 30, 1999.

The following table summarizes the Portfolios' Institutional Class performance for the six-month period ended September 30, 1999. Detailed comments on the performance of each Portfolio appear in the Portfolio Managers' comments on the following pages.

                                                      Cumulative Total Returns
                                                      Six months ended 9/30/99
                                                      -----------------------
LM Value Institutional Portfolio                               -10.31%
S&P 500 Index                                                    0.36%

Brandywine Small Cap Value Portfolio                            11.31%
Russell 2000 Value Index                                         7.44%

With less than three months to go until the end of the year, attention has increasingly focused on the Year 2000 issue. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. Legg Mason's Year 2000 Committee has developed and is implementing a plan designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. We are on target to complete this important project. Industry-wide testing sponsored by the Securities Industry Association ("SIA") was conducted in March and April of 1999, with Legg Mason, its brokerage subsidiaries and primary vendors actively participating and achieving positive results.

Legg Mason's Year 2000 Project has four phases. The Inventory Phase and the Assessment Phase are already complete. The Remediation Phase and the Testing Phase are currently underway and on target. Renovation and replacement of existing internal systems, where necessary, is also complete, and all of our critical vendors have certified their Year 2000 compliance. Most noncritical vendors have also certified their Year 2000 compliance, and we expect the remaining vendors to certify their compliance in the next few weeks. Although individual customer testing will not be available, we have successfully tested models representing all forms of accounts maintained at Legg Mason, including the Portfolios' shareholder accounts.

As always, we appreciate your support and welcome your comments and suggestions.

Sincerely,


/s/Joseph L. Orlando

Joseph L. Orlando
President
LM Institutional Advisors, Inc.

PORTFOLIO MANAGERS' COMMENTS

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

MARKET COMMENTARY
"If you can look into the seeds of time and say which grain will grow and which will not, speak then to me..."
                                                            --Macbeth

"It is wrong always, everywhere, and for everyone to believe anything upon insufficient evidence."
                                                            --W.K. Clifford
                                                            The Ethics of Belief

"... a rule of thinking which would absolutely prevent me from acknowledging certain kinds of truths if those...truths were really there, would be an irrational rule."
                                                            --William James
                                                            The Will to Believe

AMAZON AND THE ETHICS OF BELIEF
One of the most common questions we get is "how do you value Internet stocks?" This question is not usually asked of momentum investors, sector rotators, thematic investors, or even garden-variety growth stock investors, all of who employ stock selection techniques that ignore, or at least minimize, valuation. It is a legitimate question, though, for value investors whose strategy rests on the purchase of stocks whose price is below some calculation of value.

Some would claim that you couldn't value Internet stocks, most of which have minimal sales, no earnings, negative cash flow, and unknown business prospects. These critics say the Internet is a classic bubble, a psychological phenomenon born of irrational enthusiasm for the economic potential of on-line activity. Such things end badly, and those who are participating in the madness are either dupes or gamblers betting against the odds. In any case, it is no place for the value investor.

Others are not so dogmatic, but point out that the early stage nature of these businesses precludes analysis based on traditional metrics such as price to earnings, book value, or cash flow. Companies which have reached the stage where they are making money, such as Yahoo or America Online, sport market capitalizations larger than any number of great American businesses including General Motors, Caterpillar and Sears. Applying standard metrics to these "new economy" companies does not yield anything approaching reasonable valuations. On these bases they look wildly over-priced (and many good investors believe they are).

Traditional metrics, when they work at all, work best with traditional businesses. The value of these analytical tools is usually a function of the historical data supporting their effectiveness. We have a lot of data about how the market has valued long-standing businesses whose economics are well understood, for example, foods and beverages, the big drug companies, retail stores, and newspapers. We know which groups have performed well early in an economic cycle, which have been most recession resistant, what historically attractive and unattractive valuations have been, and how current profitability compares with past results. All of this is absent from most Internet related businesses, leaving the value investor at an apparent disadvantage to others who employ less rigorous methods to select securities.

It's important to distinguish this situation from the related issue of valuing technology companies. Many value investors have chosen to ignore technology companies or maintain minimal exposure to them, despite long data trails and compelling evidence that this sector has had the ability to create substantial, long-lasting shareholder wealth. The reasons typically given are that technology is difficult to understand, that it changes rapidly, and that the stocks are usually too expensive according to standard valuation methods. All of these reasons are weak.

Ben Graham once denied that reward and risk were correlated in the stock market. (He was wrong.) He correctly said that reward was, or should be, related to the amount of work one was willing to do. If technology is difficult, it is not incomprehensible. Investors who rule out the largest sector of the stock market, and the most important driver of economic growth and progress, because it takes work to figure it out have little to cavil about when others get the

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

rewards. Although technology changes reasonably rapidly, it doesn't follow that such change is random or unpredictable. In many cases, it follows well-defined paths. The economics of technology and information based businesses have been explored by economists such as Brian Arthur and Hal Varian. Their work is accessible to anyone who will take the time to study it.

Moreover, technology companies often create change and instability in other unrelated businesses that are not themselves involved in technology. Amazon is roiling the traditional book business; on-line brokers have forced even Merrill Lynch to dramatically alter long-standing business practices. Ignoring technology often leads to making bad investment decisions by not understanding the risks to your non-technologically based, but vulnerable, businesses. Warren Buffett found the pricing structure and demand dynamics of the encyclopedia business totally up-ended by Microsoft's Encarta and CD-ROMs. Nobody wants the traditional World Book anymore, a business he thought had an enduring franchise.

It is true that some of the best technology companies have rarely looked attractive on traditional valuation methods, but that speaks more to the weakness of those methods than to the fundamental risk-reward relationships of those businesses. Had we understood valuation better we would have owned Microsoft and Cisco. Microsoft has gone up about 1% per week on average since it has been public. Companies don't outperform year in and year out for over a decade unless they were mispriced to begin with, that is, undervalued. Paul Johnson, a prominent networking analyst, wrote an open letter to Warren Buffett a few years ago showing how Cisco met the criteria Buffett has so often enumerated for his investments. There is no evidence Buffett read the letter, but we read it and didn't buy Cisco. Johnson was right and we were wrong; not because the stock went up a lot, but because it was significantly undervalued and we missed that.

Undervaluation is not determined by a stock's price in relation to existing or trailing earnings, book value, or cash flow, although these metrics may be evidence of a price that is below intrinsic value. Undervaluation is determined by the relation between a stock price and the present value of the free cash the underlying business will generate over one's forecast time horizon.

The past is known, and the future is not, and the only guide to the future is the past. That is why historical price to value relationships play such a dominant role in most value investors' strategies. If one invested backward, instead of forward, or if the world never changed, those past relationships would be dispositive. One would not have to think about, analyze, or assess the probabilities of change in order to generate satisfactory investment returns.

The stock market is a discounting mechanism. Its prices reflect the expected value of the future, a future which at best will resemble, but not replicate, the past. Potentially disruptive technologies such as the Internet may change long-established economic relationships, providing an opportunity for those who correctly discern the changing economic patterns before they are reflected in market prices.

This, of course, is fiendishly difficult. Each individual possesses only the tiniest fraction of the information available to the market. The regulators try to assure that no one has material information before anyone else. Large changes result in large opportunities for profit, attract large interest and often generate enthusiasms that outrun prudence. In these cases, risk far outstrips the probability of reward. Such appears to be the case with most Internet securities today. Most, not all.

The value of the publicly traded Internet securities is just over $500 billion, about 10% more than the market value of Microsoft, and about 6% of GDP. It seems reasonable that if the Internet really does "change everything," as its enthusiasts assert, the investment opportunity is probably greater than a single digit per cent of GDP.

The market believes it knows where a lot of the opportunity is: the combined market value of AOL, Yahoo, and Amazon is about 40% of the total value of all Internet stocks.

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

Two questions come to mind: first, do these values overstate or understate the intrinsic value of the businesses; second, how would you know? The second question is logically prior to the first. Answering it is easy in theory. If the present value of, e.g., Amazon's future free cash flow is greater than $30 billion, Amazon is undervalued; if not, it is overvalued. How should one go about figuring this out?

W.K. Clifford, and many others, would say you shouldn't. Clifford, a brilliant mathematician who died at 34 in 1879, argued that making decisions without adequate justification was not just ill-advised, but wrong. If Clifford were a portfolio manager, he would argue that there is insufficient evidence on which to make a judgment about Amazon. Its business model is unproven (some would say unknown); it does nothing but report losses. The book business is mature, slow growing, and fiercely competitive. Amazon's new initiatives, into toys, electronics, and on-line auctions, are certain to add to the losses through start-up costs. The company is spending heavily to build warehouses, which carry both capital costs and execution risk. The new zShops effort, while promising, further fragments management's attention. Finally, the value of Amazon not only exceeds that of Borders by 30 times and Barnes and Noble by almost 20 times, it is greater than that of Sears, Federated, Saks, and KMart combined! Such evidence as there is would indicate one's efforts to find value are better employed elsewhere.

Another 19th century thinker, William James, wrote an essay to counter Clifford called "The Will to Believe." James argued in this seminal work that in many cases one was justified in believing something well in advance of what others may consider sufficient evidence. His argument carried the day philosophically, which is why no one reads Clifford anymore, while every competently trained student of the theory of knowledge has read and assimilated James.

James's argument was rich and detailed, but one of his points apposite to Amazon was that the level of evidence one needs to believe something is a function of how important it is not to be wrong. The evidence bar will be set higher the more important it is not to make a mistake. If being right has high value, and being wrong has low value, then the evidence needed for belief can be a lot lower since being wrong is not very costly, and being right has a high payoff.

This is why people play the lottery, why they buy insurance, and why both are reasonable. Some insurance events are so unlikely paying anything is usually not advised, for example flight insurance. The lottery always has more players the higher the payoff, since different people have different thresholds for betting on unlikely events.

With Amazon, we believe the payoff for being right is high. We arrive at this view by developing a model of each of Amazon's businesses, adjusting for capital employed and time to maturity. We project free cash flows using a variety of scenarios, and try to assess the relative probabilities of each. This gives a range of possible values for the business. We then try to discern which scenario most closely fits the current evidence. That gives the most probable current intrinsic value.

The most you can lose is your purchase price. What is the threshold of evidence necessary to make such a bet? How will you know if you're likely to win or lose as Amazon's business develops? These are all epistemological questions. James notes that for one type of thinker, the crux of such decisions is in their principles or origin, while for another the importance is in the outcome.

One type of value investor requires the authority of the past in order to make a bet on the future. Like Clifford, they have a high threshold of evidence and wish to avoid the inevitable errors that attend trying to assess the expected value of the future. The theory of value would indicate that all of an asset's value derives from the future. Avoiding the analysis of possible futures, their probabilities and expected payoffs, may constitute the greatest error of all.

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio


PORTFOLIO COMMENTARY

In the third calendar quarter, the U.S. stock market declined, as did our Portfolio. Our results are summarized below:

                                                            Average Annual Total Returns as of 9/30/99
                                                              3Q99*    YTD*     1 year   Inception**
                                                              -----    -----    ------   ----------
LM Value Institutional Portfolio (Institutional Shares)       -9.45%   6.33%    44.76%    41.77%
Lipper U.S. Diversified Equity Funds                          -5.37%   5.23%    27.19%    27.19%
S&P 500 Index                                                 -6.25%   5.36%    27.80%    27.80%
Dow Jones Industrial Average                                  -5.39%  13.97%    34.01%    34.01%

----------------
*CUMULATIVE
**PORTFOLIO INCEPTION IS 9/22/98; INDEX RETURNS SINCE INCEPTION ARE CALCULATED FROM 9/30/98.
PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PORTFOLIO CURRENTLY OPERATES UNDER AN EXPENSE LIMITATION. WITHOUT THIS LIMITATION, TOTAL RETURNS WOULD BE LOWER. PLEASE REFER TO THE PROSPECTUS FOR DETAILS. THE LIPPER U.S. DIVERSIFIED EQUITY FUNDS, S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE ARE UNMANAGED INDEXES AND ARE GENERALLY CONSIDERED BROAD INDICATORS OF U.S. EQUITY MARKET PERFORMANCE.

Our results, as you may know, bounce around quarter to quarter and don't correlate terribly closely with those of the major indices, nor should they. Investors who want index type results can always buy index funds. We hope to provide better long-term returns through active management. Although we have been able to achieve that over the life of the fund, past results are no guarantee that we will succeed in our objective going forward.

This is the second consecutive quarter we have lagged the major indices after handily exceeding them the prior two quarters. Deconstructing near-term results has little predictive value in our opinion; the market is too efficient and the results of long-term investment decisions are only evident long term.

The sensitivity of returns to initial measuring points is clear by comparing our nine-month gain of 6.33% to our one-year return of 44.76%. Just looking at nine months, one could say we were moderately ahead of the market and the average U.S. diversified equity fund, but trailed the Dow, and that our absolute returns were modest. Move the starting point back 90 days and our results are extremely strong on both a relative and an absolute basis, which tells to both how good our returns were in the fourth quarter of last year, and how depressed the market was.

We believe it is extremely important for shareholders to have realistic expectations about what might constitute reasonable returns from investing in stocks. Since good data have been available, roughly beginning in the mid-1920s, stocks have returned about 7% per year after inflation. They have also returned about 350 basis points more than treasury bonds measured from similar beginning valuations.(1)

Inflation expectations are now running about 2%, calculated by the difference between treasuries and the treasury inflation indexed bonds. With 30-year treasury bonds yielding 6.25%, both measurements would imply a projected average long-term return in the 9% range going forward, assuming no decline in the market's average price earnings ratio. This is not a trivial assumption, since that ratio hovers around all time highs, and is substantially above the long-term average of around 15x.

Returns of 9% are dramatically below what the market has achieved in the past twenty years. In the early 1980s, equity valuations were depressed by high inflation and recession. Today low inflation, record profits and profitability have combined to produce near record prices and valuations.

--------------
(1) THE HISTORICAL DIFFERENCE IN THE RETURNS OF STOCKS RELATIVE TO BONDS, KNOWN AS THE EQUITY RISK PREMIUM, IS GENERALLY REGARDED AS THE AMOUNT NECESSARY TO COMPENSATE INVESTORS FOR THE GREATER PERCEIVED RISK OF OWNING STOCKS.

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio


This is not to suggest that we are bearish, or even cautious about the opportunities in stocks. We think stocks are likely to continue to provide the highest rates of return among the major asset classes. It's just that the nominal value of those returns is likely to be considerably lower than what has been earned on average since the early 1980s.

This year the markets' returns have been dominated by the big technology stocks, such as those in the Nasdaq 100, and the snap-back in the cyclicals from the deeply oversold conditions of late last year. The Nasdaq 100 is up over 35% this year, almost seven times the return of the S&P 500, which itself includes the major contributors to the Nasdaq. Most chemical, aluminum, and paper stocks have also handily outperformed, as have most of the big oil, gas, and energy service names.

Looking at the S&P 500 as a whole, over 60% of the stocks are down for the year. The median return in the index this year is -5.9%. The market remains quite narrow. We are not complaining about this; as one strategist noted, the market is a meritocracy, not a democracy. Our job is to identify attractive long-term investment opportunities; it is not to try to guess near-term stock price movements.

We have solid exposure to technology, none to deep cyclicals, and heavy exposure to financials, a group whose long-term performance has been splendid, but which has struggled this year as interest rates have risen. Until interest rates peak, financials are likely to remain under pressure. Since the beginning of the year, the NYSE Financial Index has declined 10.3% creating a substantial drag on our results. Financials remain a core holding, as we believe they have faster growth, higher returns on equity, and much lower valuations than the market as a whole. Those characteristics are why the group has outperformed over the decade, and why we are optimistic about its continued long-term performance.

We don't have any special insight into when the market weakness that began several months ago will end. Rising energy and gold prices, coupled with continued strong economic growth, have raised concerns about growing inflationary pressure. The Fed has raised interest rates and threatens to do so again. These factors have rightly dampened investor enthusiasm, which is unlikely to reverse until these conditions change.

As equity prices decline opportunities emerge, so we are not distressed at this turn of events. We are changing some of the relative weightings in the portfolio to try to optimize future returns and are always on the lookout for new names.

We added Amazon to the Portfolio in the quarter, a subject discussed more fully elsewhere in this report. We sold Hilton and Mirage. Hilton made what we believed was a poor acquisition in buying Promus. They spent a lot and paid fair value; we believe the deal is unlikely to substantially add to value. Mirage's results continue to lag those of other Las Vegas operators, and we were disturbed by the departure of CFO Dan Lee, who attempted to provide much needed financial discipline.



Bill Miller, CFA                        Mary Chris Gay
President                               Vice President
Legg Mason Fund Adviser, Inc.           Legg Mason Fund Adviser, Inc.


October 15, 1999

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio


         STRONG PERFORMERS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999*
         -------------------------------------------------------------------
         1.       Nextel Communications, Inc.                         +85.2%
         2.       MGM Grand, Inc.                                     +52.2%
         3.       MGIC Investment Corporation                         +36.2%
         4.       Metro-Goldwyn-Mayer, Inc.                           +33.3%
         5.       Gateway, Inc.                                       +29.6%
         6.       Koninklijke (Royal) Philips Electronics N.V.        +22.5%
         7.       Mandalay Resort Group                               +12.5%
         8.       Amgen, Inc.                                          +8.8%
         9.       Telefonos de Mexico S.A. ADR                         +8.8%
        10.       WPP Group plc                                        +7.3%

         WEAK PERFORMERS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999*
         -------------------------------------------------------------------
         1.       The Kroger Co.                                      -63.2%
         2.       Nokia Oyj                                           -42.3%
         3.       Bank One Corporation                                -36.8%
         4.       International Business Machines Corporation         -31.5%
         5.       Citigroup Inc.                                      -31.1%
         6.       Storage Technology Corp.                            -30.9%
         7.       America Online, Inc.                                -28.8%
         8.       Washington Mutual, Inc.                             -28.4%
         9.       General Motors Corp.                                -27.6%
        10.       Berkshire Hathaway Inc. -- Class A                  -23.0%

*SECURITIES HELD THE ENTIRE SIX MONTHS

PORTFOLIO MANAGERS' COMMENTS

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

For the period March 31 through September 30, 1999 the Portfolio rose 11.31% while the Russell 2000 Value Index gained 7.44%, the Russell 2000 was up 8.20%, and the S&P 500 returned 0.36%.

The U.S. equity market was volatile for the period, with strong small cap returns in the second quarter followed by a sharp drop in the third quarter across all segments of the market. In April, investors suddenly concluded that the global economy was gathering strength and that the crisis regions of the last two years had ceased deteriorating. This nascent global recovery, coupled with continued vigor in the U.S., led investors to focus on the economically sensitive stocks that would benefit from worldwide growth. The rush into these relatively smaller, hugely undervalued stocks generated swift and extensive price gains. As a result, small caps rallied with value stocks providing the greatest returns.

In the third quarter, investor focus swung to the year-long rise in long-term interest rates: over the last twelve months the long bond has risen from a low of 4.7% in early October 1998 to over 6.0% at September-end. The other areas of investor concern were the U.S. trade deficit, which continued to expand, and the steep decline in the dollar versus the yen. These related events were viewed as a potential signal of resurgent inflation. With these worries, investors backed away from U.S. equities across the board as both large caps and small caps fell and prices declined in almost all sectors. Value stocks were down somewhat more than the rest of the equity market in the third quarter, as cyclical stocks lagged and technology surged. The market has become more volatile this year with larger swings up and down as well as rapid changes in market leadership.

One of the best performing sectors in small cap for the period was the energy and oil services area. These stocks benefited when crude oil prices hit the $25/barrel level at the end of the quarter after having dropped to $12 at the end of 1998. Early in the year, we had increased our oil services holdings as the low oil price levels drove the stocks to significant valuation discounts. Although we do not forecast oil prices, our disciplined investment process leads us to stocks we feel offer attractive valuations where fundamentals are more likely to improve than deteriorate. In this case, oil prices were more likely to rise than decline. Because we held a larger than benchmark weight in these stocks, the sector provided a strong positive contribution to portfolio performance. We have begun to reduce our holdings as many of these stocks have reached our sell targets.

Economically sensitive industrials and basic materials stocks, such as the steels and chemicals, also provided a positive contribution to the portfolio versus the benchmarks. These stocks were at very low valuations due to investor concerns about the world economy. With a brightening international economic outlook, these stocks have had a strong rebound off their lows. Nevertheless, these stocks remain at very attractive valuations, particularly compared to large cap stocks and Internet-related companies.

The biggest negative impact on the Portfolio came from the home building sector. Housing demand has been strong all year, but investors have been unwilling to bid up stock prices in this sector. With the resulting low valuation, we increased the Portfolio's holding in the area. However, with growing concern about rising interest rates cutting off housing demand, these stocks have moved down further despite their already low valuations.

Our less-than-benchmark technology weighting also hurt Portfolio performance. Semiconductor, networking, and Internet stocks were expensively valued coming into the year, so the Portfolio had little weighting in these industries. However, these companies have been market favorites and delivered strong stock performance, particularly in the third quarter.

Small cap value stocks remain at significant valuation discounts to the rest of the U.S. equity markets. The sharp rally in these stocks in the second quarter did little to erase this deep undervaluation. Corporate investors continue to recognize and act upon these stocks' attractive valuations. Acquisitions, leveraged buyouts, and stock buy-backs have been at very high levels for small caps and the Portfolio throughout the year. At some point, this corporate activity

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio


will influence investors, who have mostly ignored small cap value stocks over the last twelve months. As we experienced in the second quarter, when investors come to realize the opportunities these stocks represent, large, swift price gains can result. Given the depth of their valuation discount, the rebound can also be sustained over a much longer time period than just a single quarter.


Henry F. Otto                               Steven M. Tonkovich
Managing Director                           Managing Director
Brandywine Asset Management, Inc.           Brandywine Asset Management, Inc.

October 15, 1999

         STRONG PERFORMERS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999*
         --------------------------------------------------------------------
         1.       Pioneer-Standard Electronics, Inc.                  +120.0%
         2.       Wyman-Gordon Company                                +102.0%
         3.       AGCO Corporation                                     +98.1%
         4.       Quanex Corporation                                   +65.3%
         5.       Applied Industrial Technologies, Inc.                +61.8%
         6.       Lone Star Industries, Inc.                           +60.9%
         7.       Armco Inc.                                           +57.7%
         8.       Georgia Gulf Corporation                             +57.5%
         9.       Orion Capital Corporation                            +51.6%
        10.       Mark IV Industries, Inc.                             +51.2%


         WEAK PERFORMERS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999*
         -------------------------------------------------------------------
         1.       Integrated Health Services, Inc.                    -71.6%
         2.       Resource Bancshares Mortgage Group, Inc.            -61.4%
         3.       AMRESCO, INC.                                       -61.0%
         4.       Cole National Corporation                           -57.9%
         5.       Genesis Health Ventures, Inc.                       -51.3%
         6.       Interface, Inc.                                     -46.8%
         7.       Interpool, Inc.                                     -43.5%
         8.       Goody's Family Clothing, Inc.                       -42.2%
         9.       Reliance Group Holdings, Inc.                       -41.3%
         10.      Intermet Corporation                                -36.7%

* SECURITIES HELD THE ENTIRE SIX MONTHS

STATEMENT OF NET ASSETS

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS                                         97.6%
Advertising                                                                 2.6%
WPP Group plc                                                                                  696,587        $  6,479,367
                                                                                                              ------------
Automotive                                                                  2.0%
Delphi Automotive Systems Corporation                                                           50,107             804,844
General Motors Corporation                                                                      67,623           4,256,022
                                                                                                              ------------
                                                                                                                 5,060,866
                                                                                                              ------------
Banking                                                                    15.1%
Bank One Corporation                                                                           203,126           7,071,324
BankAmerica Corporation                                                                         72,131           4,016,795
BankBoston Corporation                                                                         114,959           4,986,347
Citigroup Inc.                                                                                 159,826           7,032,344
Fleet Financial Group, Inc.                                                                     32,421           1,187,419
Lloyds TSB Group plc                                                                           346,381           4,305,363
The Chase Manhattan Corporation                                                                103,732           7,818,799
Zions Bancorporation                                                                            29,596           1,631,480
                                                                                                              ------------
                                                                                                                38,049,871
                                                                                                              ------------
Computer Services and Systems                                              15.1%
Dell Computer Corporation                                                                      339,216          14,183,469(A)
First Data Corporation                                                                          47,356           2,077,745
Gateway, Inc.                                                                                  256,968          11,419,015(A)
International Business Machines Corporation                                                     57,480           6,976,635
Storage Technology Corporation                                                                 180,328           3,471,314(A)
                                                                                                              ------------
                                                                                                                38,128,178
                                                                                                              ------------
Consumer Cyclicals                                                          1.5%
Mattel, Inc.                                                                                   193,853           3,683,207
                                                                                                              ------------
Electric                                                                    2.1%
Koninklijke (Royal) Philips Electronics N.V.                                                    52,363           5,288,663(A)
                                                                                                              ------------
Entertainment                                                               1.9%
Mandalay Resort Group                                                                          151,758           2,997,221(A)
MGM Grand, Inc.                                                                                 34,993           1,791,204(A)
                                                                                                              ------------
                                                                                                                 4,788,425
                                                                                                              ------------
Finance                                                                     6.4%
Fannie Mae                                                                                     112,705           7,065,195
Freddie Mac                                                                                     58,607           3,047,564
MBNA Corporation                                                                               143,544           3,274,597
The Bear Stearns Companies, Inc.                                                                71,004           2,729,216
                                                                                                              ------------
                                                                                                                16,116,572
                                                                                                              ------------
Food, Beverage and Tobacco                                                  1.7%
PepsiCo, Inc.                                                                                   60,886           1,841,802
Philip Morris Companies, Inc.                                                                   74,416           2,544,097
                                                                                                              ------------
                                                                                                                 4,385,899
                                                                                                              ------------
                                                              10

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)

Food-Retail                                                                 1.0%
The Kroger Co.                                                                                 112,705        $  2,486,554(A)
                                                                                                              ------------
Health Care                                                                 5.8%
Foundation Health Systems, Inc.                                                                225,716           2,130,195(A)
McKesson HBOC, Inc.                                                                            216,394           6,275,426
United HealthCare Corporation                                                                  126,230           6,145,823
                                                                                                              ------------
                                                                                                                14,551,444
                                                                                                              ------------
Hotels and Motels                                                           1.7%
Starwood Hotels & Resorts Worldwide, Inc.                                                      196,795           4,390,988
                                                                                                              ------------
Insurance                                                                   5.7%
Aetna Inc.                                                                                      23,262           1,145,653
Ambac Financial Group, Inc.                                                                     17,437             826,078
Berkshire Hathaway Inc. - Class A                                                                   92           5,060,000(A)
MBIA, Inc.                                                                                      10,269             478,792
MGIC Investment Corporation                                                                    142,009           6,780,930
                                                                                                              ------------
                                                                                                                14,291,453
                                                                                                              ------------
Manufacturing                                                               1.1%
Danaher Corporation                                                                             54,099           2,850,341
                                                                                                              ------------
Media                                                                      12.9%
America Online, Inc.                                                                           313,451          32,598,904(A)
                                                                                                              ------------
Motion Pictures and Services                                                0.4%
Metro-Goldwyn-Mayer, Inc.                                                                       61,916           1,083,530(A)
                                                                                                              ------------
Non-Hazardous Waste Disposal                                                2.4%
Waste Management Inc.                                                                          316,053           6,084,020
                                                                                                              ------------
Pharmaceuticals                                                             2.2%
Amgen, Inc.                                                                                     69,877           5,694,976(A)
                                                                                                              ------------
Retail Sales                                                                1.9%
Toys "R" Us, Inc.                                                                              322,337           4,835,055(A)
                                                                                                              ------------
Retail-Internet                                                             1.5%
Amazon.com Inc.                                                                                 48,800           3,891,800(A)
                                                                                                              ------------
Savings and Loan                                                            2.7%
Washington Mutual, Inc.                                                                        231,027           6,757,540
                                                                                                              ------------

                                                              11

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
LM Value Institutional Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)

Telecommunications                                                          9.9%
MCI WorldCom, Inc.                                                                              94,672       $   6,804,550(A)
Nextel Communications, Inc.                                                                    139,813           9,481,069(A)
Nokia Oyj                                                                                       67,651           6,075,905
Telefonos de Mexico S.A. ADR                                                                    36,066           2,569,703
                                                                                                              ------------
                                                                                                                24,931,227
                                                                                                              ------------
TOTAL COMMON STOCKS AND EQUITY INTERESTS
     (IDENTIFIED COST - $257,401,535)                                                                          246,428,880
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                      4.3%
Freddie Mac Discount Notes 5.18% due 10/1/99                                              $ 11,020,000          11,020,000
                                                                                                              ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
     (IDENTIFIED COST - $11,020,000)                                                                            11,020,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
     (IDENTIFIED COST - $268,421,535)                                     101.9%                               257,448,880

OTHER ASSETS LESS LIABILITIES                                              (1.9)%                               (4,876,036)
                                                                                                              ------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
         14,792,090 Institutional Shares outstanding                                      $220,857,521
          3,094,418 Financial Intermediary Shares outstanding                               43,158,110
Undistributed net investment income                                                            215,997
Accumulated net realized gain/(loss) on investments                                           (684,651)
Unrealized appreciation/(depreciation) of investments and
foreign currency translations                                                              (10,974,133)
                                                                                          ------------
NET ASSETS                                                                100.0%                              $252,572,844
                                                                                                              ============
NET ASSET VALUE PER SHARE:
  Institutional Class                                                                                         $      14.12
                                                                                                              ============
  Financial Intermediary Class                                                                                $      14.13
                                                                                                              ============
----------------------------------------------------------------------------------------------------------------------------
(A)Non-income producing

See Notes to Financial Statements

                                                              12

STATEMENT OF NET ASSETS

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS                                         96.1%
Aerospace/Defense                                                           0.5%
GenCorp Inc.                                                                                       300          $    5,494
Kaman Corporation                                                                                  400               5,100
                                                                                                              ------------
                                                                                                                    10,594
                                                                                                              ------------
Apparel                                                                     3.7%
Footstar, Inc.                                                                                     300              10,575(A)
Goody's Family Clothing, Inc.                                                                      400               3,225(A)
Kellwood Company                                                                                   200               4,400
Nautica Enterprises, Inc.                                                                        1,300              20,962(A)
Oxford Industries, Inc.                                                                            400               8,625
The Cato Corporation                                                                               800              11,275
The Dress Barn, Inc.                                                                               600              11,006(A)
The Timberland Company                                                                             200               7,813(A)
Wolverine World Wide, Inc.                                                                         300               3,413
                                                                                                              ------------
                                                                                                                    81,294
                                                                                                              ------------
Automotive                                                                  3.8%
Arvin Industries, Inc.                                                                             600              18,562
Avis Rent A Car, Inc.                                                                              700              14,613(A)
Borg-Warner Automotive, Inc.                                                                       600              25,800
Meritor Automotive, Inc.                                                                         1,200              25,050
                                                                                                              ------------
                                                                                                                    84,025
                                                                                                              ------------
Chemicals                                                                   6.8%
A. Schulman, Inc.                                                                                1,700              29,431
Albemarle Corporation                                                                            1,400              28,175
CK Witco Corporation                                                                             1,400              20,387
Cytec Industries Inc.                                                                              600              14,400(A)
Ethyl Corporation                                                                                4,200              16,275
Georgia Gulf Corporation                                                                         1,600              28,200
NL Industries, Inc.                                                                                800              10,100
The General Chemical Group Inc.                                                                  1,000               3,438
                                                                                                              ------------
                                                                                                                   150,406
                                                                                                              ------------
Commercial/Industrial Services                                              2.2%
ADVO, Inc.                                                                                         600              11,962(A)
CDI Corp.                                                                                          500              13,656(A)
Franklin Covey Co.                                                                                 200               1,538(A)
Knoll, Inc.                                                                                        300               8,063(A)
Merrill Corporation                                                                                300               5,981
Personnel Group of America, Inc.                                                                   600               3,750(A)
Veritas DGC Inc.                                                                                   200               3,850(A)
                                                                                                              ------------
                                                                                                                    48,800
                                                                                                              ------------
Computer Services and Systems                                               0.6%
Avant! Corporation                                                                                 800              14,275(A)
                                                                                                              ------------

                                                              13

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)
Construction and Building Materials                                         6.8%
Champion Enterprises, Inc.                                                                       1,500          $   13,500(A)
Coachmen Industries, Inc.                                                                          400               6,150
D.R. Horton, Inc.                                                                                1,600              20,700
Del Webb Corporation                                                                               300               6,600(A)
Hughes Supply, Inc.                                                                                600              13,050
Kaufman and Broad Home Corporation                                                               1,200              24,750
Lennar Corporation                                                                                 900              14,344
Lone Star Industries, Inc.                                                                         400              19,950
Oakwood Homes Corporation                                                                          700               3,150
Pulte Corporation                                                                                  300               6,525
Standard Pacific Corp.                                                                             400               4,100
The Ryland Group, Inc.                                                                             300               6,825
Toll Brothers, Inc.                                                                                300               5,719(A)
U.S. Home Corporation                                                                              200               5,562(A)
                                                                                                              ------------
                                                                                                                   150,925
                                                                                                              ------------
Electrical Equipment and Electronics                                        3.0%
AMETEK, Inc.                                                                                       300               5,944
CellStar Corporation                                                                             1,300               9,750(A)
GTECH Holdings Corporation                                                                         300               6,431(A)
InaCom Corp.                                                                                       800               7,350(A)
MagneTek, Inc.                                                                                   1,600              14,300(A)
Pioneer-Standard Electronics, Inc.                                                               1,600              23,100
                                                                                                              ------------
                                                                                                                    66,875
                                                                                                              ------------
Entertainment & Leisure                                                     1.8%
Arctic Cat Inc.                                                                                  2,100              20,081
Boyd Gaming Corporation                                                                          1,400               8,400(A)
Lakes Gaming, Inc.                                                                                 525               5,053(A)
Prime Hospitality Corp.                                                                            800               6,400(A)
                                                                                                              ------------
                                                                                                                    39,934
                                                                                                              ------------
Financial Services                                                          7.6%
Advanta Corp.                                                                                    1,900              27,787
AMRESCO, INC.                                                                                    1,500               4,500(A)
Arcadia Financial Ltd.                                                                             900               3,881(A)
Bank United Corp.                                                                                  700              22,662
BankAtlantic Bancorp, Inc.                                                                       1,265               7,037
CORUS Bankshares, Inc.                                                                             100               2,563
Downey Financial Corp.                                                                             500              10,062
Enhance Financial Services Group Inc.                                                              900              15,919
Fidelity National Financial, Inc.                                                                  500               7,594
First Citizens BancShares, Inc.                                                                    100               7,675
FirstFed Financial Corp.                                                                           400               6,950(A)

                                                              14

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)
Financial Services (continued)
Interpool, Inc.                                                                                    700          $    5,338
Jefferies Group, Inc.                                                                              400               8,350
Pacific Century Financial Corporation                                                            1,800              36,787
Resource Bancshares Mortgage Group, Inc.                                                           300               1,491
                                                                                                              ------------
                                                                                                                   168,596
                                                                                                              ------------
Food, Beverage and Tobacco                                                  2.1%
General Cigar Holdings, Inc.                                                                       400               2,700(A)
Herbalife International, Inc.                                                                    1,500              22,875
M&F Worldwide Corp.                                                                                500               4,000(A)
Schweitzer-Mauduit International, Inc.                                                             100               1,294
Universal Corporation                                                                              600              15,675
                                                                                                              ------------
                                                                                                                    46,544
                                                                                                              ------------
Gas/Pipeline                                                                2.1%
Friede Goldman International Inc.                                                                  400               4,050(A)
SEACOR SMIT Inc.                                                                                   700              35,875(A)
Tidewater Inc.                                                                                     300               7,650
                                                                                                              ------------
                                                                                                                    47,575
                                                                                                              ------------
Health Care                                                                 2.0%
Beverly Enterprises, Inc.                                                                        3,100              13,175(A)
Genesis Health Ventures, Inc.                                                                    1,800               4,275(A)
Integrated Health Services, Inc.                                                                   600                 938(A)
Omnicare, Inc.                                                                                   1,300              12,512
Quorum Health Group, Inc.                                                                        1,200               8,438(A)
Sierra Health Services, Inc.                                                                       400               4,050(A)
                                                                                                              ------------
                                                                                                                    43,388
                                                                                                              ------------
Industrial                                                                  7.1%
ACX Technologies, Inc.                                                                             900               8,550(A)
AGCO Corporation                                                                                 4,600              59,800
Applied Industrial Technologies, Inc.                                                              300               5,400
Flowserve Corporation                                                                              900              14,962
Gentek Incorporated                                                                              1,000              11,375
Milacron Inc.                                                                                    2,000              35,500
Regal-Beloit Corporation                                                                         1,000              20,750
                                                                                                              ------------
                                                                                                                   156,337
                                                                                                              ------------
Insurance                                                                  10.3%
Acceptance Insurance Companies Inc.                                                              1,100              14,025(A)
AmerUs Life Holdings, Inc.                                                                         400               8,475
Chartwell Re Corporation                                                                           100               1,444
Delphi Financial Group, Inc.                                                                       200               6,038(A)
Everest Reinsurance Holdings, Inc.                                                                 700              16,669


                                                              15

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)
Insurance (continued)
Foremost Corporation of America                                                                  1,400          $   33,600
Fremont General Corporation                                                                      1,800              17,100
Frontier Insurance Group, Inc.                                                                     500               4,375
Harleysville Group Inc.                                                                            600               8,437
LandAmerica Financial Group, Inc.                                                                  100               1,975
Liberty Financial Companies, Inc.                                                                  800              17,550
MMI Companies, Inc.                                                                                900               9,844
Nymagic, Inc.                                                                                      500               6,500
Orion Capital Corporation                                                                          500              23,687
Reliance Group Holdings, Inc.                                                                    1,900               8,431
Selective Insurance Group, Inc.                                                                  1,500              28,312
The Commerce Group, Inc.                                                                           900              20,700
                                                                                                              ------------
                                                                                                                   227,162
                                                                                                              ------------
Metals                                                                      7.4%
Armco Inc.                                                                                       8,100              56,700(A)
Carpenter Technology Corporation                                                                   300               7,350
Cleveland-Cliffs Inc.                                                                              600              18,675
Commercial Metals Company                                                                          400              11,500
Intermet Corporation                                                                             1,300              11,009
Metals USA, Inc.                                                                                   600               6,113(A)
National Steel Corporation                                                                       2,200              15,262
Precision Castparts Corp.                                                                          400              12,200
Quanex Corporation                                                                                 100               2,563
RTI International Metals, Inc.                                                                     200               2,000(A)
Texas Industries, Inc.                                                                             300              11,100
Wyman-Gordon Company                                                                               500               9,344(A)
                                                                                                              ------------
                                                                                                                   163,816
                                                                                                              ------------
Miscellaneous Manufacturing                                                 4.4%
Bacou USA, Inc.                                                                                    500               8,344(A)
Barnes Group Inc.                                                                                  500              10,031
Columbus McKinnon Corporation                                                                      100               1,725
Fleetwood Enterprises, Inc.                                                                        700              14,131
Griffon Corporation                                                                                400               3,200(A)
Hexcel Corporation                                                                               1,800              10,463(A)
Justin Industries, Inc.                                                                            300               4,256
Lincoln Electric Holdings, Inc.                                                                    700              14,612
Mark IV Industries, Inc.                                                                           400               7,900
MascoTech, Inc.                                                                                    600               9,713
Robbins & Myers, Inc.                                                                              100               1,550
Standex International Corporation                                                                  100               2,700
Westinghouse Air Brake Company                                                                     500               9,094
                                                                                                              ------------
                                                                                                                    97,719
                                                                                                              ------------


                                                              16

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)
Process Industries                                                          2.8%
Buckeye Technologies Inc.                                                                        1,100          $   17,256(A)
Rock-Tenn Company                                                                                1,700              24,544
Silgan Holdings Inc.                                                                             1,000              20,000(A)
                                                                                                              ------------
                                                                                                                    61,800
                                                                                                              ------------
Restaurants                                                                 2.4%
CBRL Group, Inc.                                                                                 1,800              27,900
CKE Restaurants, Inc.                                                                            1,100               7,975
Landry's Seafood Restaurants, Inc.                                                               1,500              12,000(A)
Ryan's Family Steak Houses, Inc.                                                                   600               5,400(A)
                                                                                                              ------------
                                                                                                                    53,275
                                                                                                              ------------
Retail                                                                      4.7%
7-Eleven, Inc.                                                                                   6,000              11,813(A)
Boise Cascade Office Products Corporation                                                        2,800              30,450(A)
Central Garden & Pet Company                                                                       800               6,100(A)
Cole National Corporation                                                                          100                 769(A)
Micro Warehouse, Inc.                                                                              500               6,031(A)
Musicland Stores Corporation                                                                       500               4,375(A)
OfficeMax, Inc.                                                                                  3,200              18,600(A)
Pier 1 Imports, Inc.                                                                             1,400               9,450
The Neiman Marcus Group, Inc.                                                                      700              16,362(A)
                                                                                                              ------------
                                                                                                                   103,950
                                                                                                              ------------
Textiles                                                                    1.9%
Burlington Industries, Inc.                                                                      3,100              13,756(A)
Guilford Mills, Inc.                                                                             1,300              11,213
Interface, Inc.                                                                                  1,000               5,125
Unifi, Inc.                                                                                      1,000              11,000(A)
                                                                                                              ------------
                                                                                                                    41,094
                                                                                                              ------------
Transportation                                                              8.5%
Airborne Freight Corporation                                                                     1,500              31,594
Alaska Air Group, Inc.                                                                           1,100              44,756(A)
America West Holdings Corporation                                                                1,200              20,775(A)
Arnold Industries, Inc.                                                                          1,900              23,987
Consolidated Freightways Corporation                                                             1,200              11,850(A)
Offshore Logistics, Inc.                                                                         1,100              11,344(A)
Roadway Express, Inc.                                                                            1,000              20,188
Yellow Corporation                                                                               1,400              23,187(A)
                                                                                                              ------------
                                                                                                                   187,681
                                                                                                              ------------

                                                              17

STATEMENT OF NET ASSETS (CONTINUED)

LM Institutional Fund Advisors II, Inc.
Brandywine Small Cap Value Portfolio

September 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                           % OF                SHARES/
                                                                        NET ASSETS               PAR              VALUE
                                                                       -----------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS (CONTINUED)
Utilities                                                                   3.6%
El Paso Electric Company                                                                         3,000          $   27,000(A)
Public Service Company of New Mexico                                                             2,100              38,325
R G S Energy Group Inc.                                                                            600              14,700
                                                                                                              ------------
                                                                                                                    80,025
                                                                                                              ------------
TOTAL COMMON STOCKS AND EQUITY INTERESTS
     (IDENTIFIED COST - $2,390,106)                                                                              2,126,090
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
     (IDENTIFIED COST - $2,390,106)                                        96.1%                                 2,126,090
OTHER ASSETS LESS LIABILITIES                                               3.9%                                    85,515
                                                                                                              ------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
         238,839 shares outstanding                                                         $2,352,601
Undistributed net investment income                                                              6,497
Accumulated net realized gain/(loss) on investments                                            116,523
Unrealized appreciation/(depreciation) of investments                                         (264,016)
                                                                                          ------------

NET ASSETS                                                                 100.0%                               $2,211,605
                                                                                                                ==========
NET ASSET VALUE PER SHARE                                                                                       $     9.26
                                                                                                                ==========
----------------------------------------------------------------------------------------------------------------------------
(A)Non-income producing

See Notes to Financial Statements

STATEMENT OF OPERATIONS

LM Institutional Fund Advisors II, Inc.

(Unaudited)

-----------------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended September 30, 1999
                                                               --------------------------------------------------
                                                                       LM Value                 Brandywine Small
                                                               Institutional Portfolio        Cap Value Portfolio
                                                               -----------------------        -------------------
INVESTMENT INCOME:
                  Dividends(A)                                       $   867,934                   $    15,740
                  Interest                                               489,066                           508
                                                                     -----------                   -----------
                           Total Income                                1,357,000                        16,248
                                                                     -----------                   -----------

EXPENSES:
                  Management fee                                         671,548                         7,364
                  Distribution and service fees                           43,432                          --
                  Transfer agent and shareholder servicing expense        24,513                         6,386
                  Custodian fees                                          62,351                        31,053
                  Directors' fees                                          5,000                         5,000
                  Legal and audit fees                                    18,461                        10,018
                  Registration fees                                       61,944                        10,766
                  Reports to shareholders                                    500                           253
                  Other expenses                                          42,252                            30
                                                                     -----------                   -----------
                                                                         930,001                        70,870
                           Less fees waived                              (47,137)                      (61,239)
                                                                     -----------                   -----------
                           Total expenses, net of waivers                882,864                         9,631
                                                                     -----------                   -----------

NET INVESTMENT INCOME (LOSS)                                             474,136                         6,617
                                                                     -----------                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
                  Realized gain (loss) on investments
                           and foreign currency transactions            (593,629)                      116,822
                  Change in unrealized appreciation
                  (depreciation) of investments and foreign
                  currency translations                              (29,360,427)                       97,569
                                                                    ------------                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS                                                  (29,954,056)                      214,391
                                                                    ------------                  ------------

CHANGE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                $(29,479,920)                  $   221,008
                                                                    ============                  ============

-----------------------------------------------------------------------------------------------------------------
(A)Net of foreign taxes withheld of $4,441 and $0, respectively.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

LM Institutional Fund Advisors II, Inc.
--------------------------------------------------------------------------------------------------------------------------------
                                                                      LM VALUE                       BRANDYWINE SMALL
                                                               INSTITUTIONAL PORTFOLIO              CAP VALUE PORTFOLIO
                                                         -----------------------------------------------------------------------
                                                         SIX MONTHS ENDED   FOR THE PERIOD    SIX MONTHS ENDED  FOR THE PERIOD
                                                           SEPT. 30, 1999   SEPT. 22, 1998 TO  SEPT. 30, 1999   AUG. 17, 1998 TO
                                                            (UNAUDITED)     MARCH 31, 1999(A)   (UNAUDITED)     MARCH 31, 1999(A)
                                                         ----------------  --------------   --------------   -------------------
CHANGE IN NET ASSETS:
         Net investment income                             $     474,136    $     172,536    $       6,617    $       8,290

         Net realized gain (loss) on investments
          and foreign currency transactions                     (593,629)         985,461          116,822           58,892

         Change in unrealized appreciation
          (depreciation) of investments and
          foreign currency transations                       (29,360,427)      18,386,294           97,569         (361,585)
                                                           -------------    -------------    -------------    -------------
         Change in net assets resulting
          from operations                                    (29,479,920)      19,544,291          221,008         (294,403)
         Distributions to shareholders:
                  From net investment income:
                      Institutional Class                       (352,396)         (24,640)          (3,187)          (5,223)
                      Financial Intermediary Class               (32,866)         (18,963)              --               --
                  From net realized gain on investments:
                      Institutional Class                       (939,018)              --          (59,191)              --
                      Financial Intermediary Class              (139,275)              --               --               --
         Change in net assets from Fund share
                  transactions:
                      Institutional Class                    119,234,487      101,608,034          107,378        2,230,223
                      Financial Intermediary Class            29,732,876       13,425,234               --               --
                                                           -------------    -------------    -------------    -------------
         Change in net assets                                118,023,888      134,533,956          266,008        1,930,597

NET ASSETS:
         Beginning of period                                 134,548,956           15,000        1,945,597           15,000
                                                           -------------    -------------    -------------    -------------
         End of period                                     $ 252,572,844    $ 134,548,956    $   2,211,605    $   1,945,597
                                                           -------------    -------------    -------------    -------------
         Undistributed net investment
          income                                           $     215,997    $     127,123    $       6,497    $       3,067
                                                           =============    =============    =============    =============


--------------------------------------------------------------------------------------------------------------------------------
(A) Commencement of operations
See Notes to Financial Statements

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
LM Institutional Fund Advisors II, Inc.


Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

--------------------------------------------------------------------------------------------------------------

                                                                            INVESTMENT OPERATIONS
                                                                  --------------------------------------------



                                                   NET ASSET        NET          NET REALIZED       TOTAL
                                                     VALUE,      INVESTMENT     AND UNREALIZED       FROM
                                                   BEGINNING       INCOME       GAIN (LOSS) ON     INVESTMENT
                                                   OF PERIOD       (LOSS)         INVESTMENTS      OPERATIONS
--------------------------------------------------------------------------------------------------------------
LM VALUE INSTITUTIONAL PORTFOLIO
         Institutional Class
         Six Months Ended September 30, 1999*        $15.85      $ 0.03(D)          $(1.65)          $(1.62)
         Period Ended March 31, 1999(A)               10.00        0.04(D)            5.83             5.87
         Financial Intermediary Class
         Six Months Ended September 30, 1999*        $15.86      $ 0.01(E)          $(1.65)          $(1.64)
         Period Ended March 31, 1999(B)               10.71        0.03(E)            5.14             5.17



BRANDYWINE SMALL CAP VALUE PORTFOLIO
         Institutional Class
         Six Months Ended September 30, 1999*        $ 8.55      $ 0.03(F)          $ 0.95           $ 0.98
         Period Ended March 31, 1999(C)               10.00        0.04(F)           (1.47)           (1.43)
--------------------------------------------------------------------------------------------------------------
(A)  For the period September 22, 1998 (commencement of operations) to March 31, 1999
(B)  For the period October 22, 1998 (commencement of operations) to March 31, 1999
(C)  For the period August 17, 1998 (commencement of operations) to March 31, 1999
(D)  Net of fees waived by LMIA pursuant to a voluntary expense limitation of 0.75% until July 31, 2000. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period
     September 22, 1998 to March 31, 1999 and for the six months ended September 30, 1999 would have been 1.08%
     and 0.79%, respectively.
(E)  Net of fees waived by LMIA pursuant to a voluntary expense limitation of 1.00% until July 31, 2000. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period
     October 22, 1998 to March 31, 1999 and for the six months ended September 30, 1999 would have been 1.33%
     and 1.07%, respectively.
(F)  Net of fees waived by LMIA pursuant to a voluntary expense limitation of 0.85% until July 31, 2000. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period
     August 17, 1998 to March 31, 1999 and for the six months ended September 30, 1999 would have been 6.47% and
     6.26%, respectively.
(G)  Not Annualized
(H)  Annualized
 *   Unaudited

See Notes to Financial Statements

----------------------------------------------------------------------------------------------------------------------------------
              DISTRIBUTIONS                                                              RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------                  -----------------------------------------------------------------
                                                                                             NET
                                                                                         INVESTMENT
                                                                                           INCOME
                  FROM                                 NET                   EXPENSES      (LOSS)
   FROM            NET                                ASSET                    TO            TO                            NET
    NET          REALIZED                             VALUE,                 AVERAGE       AVERAGE      PORTFOLIO        ASSETS,
 INVESTMENT      GAIN ON            TOTAL             END OF    TOTAL          NET           NET        TURNOVER         END OF
   INCOME       INVESTMENTS      DISTRIBUTIONS        PERIOD    RETURN       ASSETS         ASSETS        RATE           PERIOD
----------------------------------------------------------------------------------------------------------------------------------
  $(0.03)        $(0.08)            $(0.11)          $14.12   (10.31)%(G)    0.75%(D,H)    0.46%(D,H)     8.7%(H)    $208,854,173
   (0.02)            --              (0.02)           15.85    58.81%(G)     0.75%(D,H)    0.84%(D,H)    28.6%(H)     115,798,256

  $(0.01)        $(0.08)            $(0.09)          $14.13   (10.38)%(G)    1.00%(E,H)    0.22%(E,H)     8.7%(H)    $ 43,718,671
   (0.02)            --              (0.02)           15.86    48.32%(G)     1.00%(E,H)    0.43%(E,H)    28.6%(H)      18,750,700





  $(0.01)        $(0.26)            $(0.27)           $9.26    11.31%(G)      0.85%(F,H)    0.58%(F,H)    70.5%(H)    $ 2,211,605
   (0.02)            --              (0.02)            8.55    (14.38)%(G)    0.85%(F,H)    0.71%(F,H)    45.1%(H)      1,945,597

----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

LM Institutional Fund Advisors II, Inc.
(Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES
LM Institutional Fund Advisors II, Inc. ("Corporation"), consisting of the LM Value Institutional Portfolio ("Value Institutional") and the Brandywine Small Cap Value Portfolio ("Brandywine Small Cap") (each a "Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each Portfolio consists of two classes of shares: Institutional Class, offered since September 22, 1998 for Value Institutional and since August 17, 1998 for Brandywine Small Cap, and Financial Intermediary Class, which commenced operations October 22, 1998 for Value Institutional. The income and expenses for each Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities, for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

FOREIGN CURRENCY TRANSLATION
The Portfolios may invest in foreign securities. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities, interest and dividend income and expenses at the rate of exchange prevailing on the respective date of such transactions.

The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS
Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Institutional and annually for Brandywine Small Cap. Distributions from net capital gains, if available, will be made annually for both Value Institutional and Brandywine Small Cap. Additional distributions will be made when necessary.

INVESTMENT TRANSACTIONS
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1999, $4,829,850 was payable for securities purchased but not yet received for Value Institutional. At September 30, 1999, $454,306 was receivable for securities sold but not yet delivered for Value Institutional.

REPURCHASE AGREEMENTS
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Portfolios' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Portfolios' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios' enter into repurchase agreements to evaluate potential risks.

LM Institutional Fund Advisors II, Inc.


FEDERAL INCOME TAXES
No provision for federal income or excise taxes has been made since the Portfolios intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

USE OF ESTIMATES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  PORTFOLIO TRANSACTIONS
For the period ended September 30, 1999, investment transactions (excluding short-term investments) were as follows:

                                                                PROCEEDS
                                      PURCHASES                FROM SALES
                                      ---------                ----------
         Value Institutional        $164,280,147               $8,828,143
         Brandywine Small Cap            879,441                  811,272

At September 30, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Portfolio were as follows:

                                COST           APPRECIATION     (DEPRECIATION)          NET
                                ----           ------------     --------------          ---
   Value Institutional        $268,421,535     $15,827,086       $(26,799,741)    $(10,972,655)
   Brandywine Small Cap          2,390,106         147,191           (411,207)        (264,016)

3.  TRANSACTIONS WITH AFFILIATES
Each Portfolio has a management agreement with LM Institutional Advisors, Inc. ("Manager"). Pursuant to their respective agreements, the Manager provides the Portfolios with management and administrative services for which each Portfolio pays a fee, computed daily and payable monthly at an annual rate of 0.60% and 0.65% of the average daily net assets of Value Institutional and Brandywine Small Cap, respectively.

The Manager has agreed to waive its fees and reimburse expenses in any month to the extent a Portfolio's expenses during the month (exclusive of taxes, interest, brokerage and extraordinary expense) exceed annual rates of that Portfolio's average daily net assets as follows: 0.75% for Value Institutional Institutional Class, 1.00% for Value Institutional Financial Intermediary Class and 0.85% for Brandywine Small Cap, until July 31, 2000. For the period ended September 30, 1999, management fees of $41,300 and $7,364 were waived and expenses of $0 and $53,875 were reimbursed for Value Institutional and Brandywine Small Cap, respectively. At September 30, 1999, $118,824 was due to the Manager by Value Institutional and $13,149 was due from the Manager to Brandywine Small Cap. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager and the Advisers to the extent that from time to time during the next three fiscal years, the repayment will not cause a Portfolio's expenses to exceed the limit, if any, imposed by the Manager and the Advisers at that time.

Legg Mason Fund Adviser, Inc. ("LMFA") serves as investment adviser to Value Institutional. LMFA is responsible for the actual investment activity of the Portfolio. The Manager pays LMFA a fee for its services at an annual rate equal to 0.55% of the Portfolio's average daily net assets.

Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to Brandywine Small Cap. Brandywine is responsible for the actual investment activity of the Portfolio. The Manager pays Brandywine a fee for its services at an annual rate equal to 0.60% of the Portfolio's average daily net assets.

Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolios' shares. LMWW will receive from each Portfolio an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Portfolio, computed daily and payable monthly. At September 30, 1999 distribution and service fees waived were $5,837 and $7,986 was due to LMWW for Value Institutional.

LM Institutional Fund Advisors II, Inc.


No brokerage commissions were paid to LMWW or its affiliates during the period ended September 30, 1999.

LMFA, Brandywine, LMWW and the Manager are wholly owned subsidiaries of Legg Mason, Inc.

4.  LINE OF CREDIT
Each Portfolio, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Portfolio is liable only for principal and interest payments related to borrowings made by that Portfolio. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the period ended September 30, 1999, the Portfolios had no borrowings under the line of credit.

5.  FUND SHARE TRANSACTIONS
At September 30, 1999, there were seven billion shares authorized at $0.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                             REINVESTMENT
                                                  SOLD                     OF DISTRIBUTIONS               REPURCHASED
                                          --------------------            -------------------         ---------------------
                                           SHARES       AMOUNT            SHARES       AMOUNT         SHARES         AMOUNT
                                           ------       ------            ------       ------         ------         ------
VALUE INSTITUTIONAL:
Institutional Class
Six Months ended September 30, 1999      9,305,042   $146,982,459         12,311   $    198,208     (1,832,107)   $(27,946,180)
Period ended  March 31, 1999(A)          7,697,105   $107,068,729          1,709   $     20,661       (393,470)   $ (5,481,356)

Financial Intermediary  Class
Six Months ended September 30, 1999      2,145,646   $ 33,261,889          1,252   $     20,184       (234,567)   $ (3,549,197)
Period ended  March 31, 1999(B)          1,283,831   $ 14,522,075            742   $      8,987       (102,486)   $ (1,105,828)

BRANDYWINE SMALL CAP:
Institutional Class
Six Months ended September 30, 1999          4,860   $     45,000          6,320   $     62,378             --    $         --
Period ended  March 31, 1999(C)            225,568   $  2,225,000            591   $      5,223             --    $         --
-------------------------------------------------------------------------------------------------------------------------------

                                               NET CHANGE
                                          --------------------
                                          SHARES        AMOUNT
                                          ------        ------
VALUE INSTITUTIONAL:
Institutional Class
Six Months ended September 30, 1999      7,485,246   $119,234,487
Period ended  March 31, 1999(A)          7,305,344   $101,608,034

Financial Intermediary  Class
Six Months ended September 30, 1999      1,912,331   $ 29,732,876
Period ended  March 31, 1999(B)          1,182,087   $ 13,425,234

BRANDYWINE SMALL CAP:
Institutional Class
Six Months ended September 30, 1999         11,180   $    107,378
Period ended  March 31, 1999(C)            226,159   $  2,230,223
-----------------------------------------------------------------

(A) September 22, 1998 (commencement of operations) to March 31, 1999
(B) October 22, 1998 (commencement of operations) to March 31, 1999
(C) August 17, 1998 (commencement of operations) to March 31, 1999

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LM INSTITUTIONAL FUND ADVISORS II, INC.

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Investment Advisers
Legg Mason Fund Adviser, Inc.
100 Light Street
Baltimore, Maryland 21202

Brandywine Asset Management, Inc.
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, Delaware 19801

    This report is not to be distributed unless preceded or accompanied by a prospectus.
                   Legg Mason Wood Walker, Inc., Distributor